                               SECURITY AGREEMENT
                (Boots & Coots International Well Control, Inc.)

     This Security Agreement (as amended, supplemented or restated from time to time, this "Agreement") dated as of October 28, 1998, is by and between BOOTS
& COOTS INTERNATIONAL WELL CONTROL, INC., a Delaware corporation ("Debtor"), whose address is 777 Post Oak, 8th Floor, Houston, Texas 77056, Attn: Mr. Tom Easley and whose taxpayer identification number is 11-2908692, and COMERICA BANK-TEXAS ("Secured Party"), a national banking association, whose address is 1601 Elm Street, Dallas, Texas 75201, Attention: Mr. Gary W. Orr (with a copy to Comerica Bank-Texas, P.O. Box 4167, Houston, Texas 77210-4167, Attention: Mr. Dan Evans), in its capacity as agent under the Loan Agreement (as amended, restated and supplemented from time to time, the "Loan Agreement") among Debtor, each of the financial institutions which are signatories thereto or which may become a party thereto from time to time (individually, a "Lender" and, collectively, the "Lenders") and Secured Party of even date herewith.

     Debtor and Secured Party agree as follows:

     Any capitalized term used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement. All principles of construction set forth in Section 1.2 of the Loan Agreement are incorporated herein by reference for all purposes.

                                   ARTICLE 1
                         CREATION OF SECURITY INTEREST

     In order to secure the prompt and unconditional payment of the Debt (as defined in Section 2.2), Debtor hereby grants to Secured Party on behalf of Lenders a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party on behalf of Lenders all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

                                    ACCOUNTS

     (a) all accounts, receivables, accounts receivable, general intangibles regardless of form (including all choses or things in action, trade names, trademarks, patents, patents pending, infringement claims, service marks, licenses, copyrights, blueprints, draw ings, plans, diagrams, schematics, computer programs, computer tapes, computer discs, reports, catalogs, customer lists, purchase orders, goodwill, route lists, monies due or recoverable from pension funds, tax refunds and all rights to any of the foregoing), book debts, contract rights and rights to payment no matter how evidenced;
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     (b) all chattel paper, notes, drafts, acceptances, payments under leases of equipment or sale of inventory, and other forms of obligations received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor;

     (c) all purchase orders, instruments and other documents (including all documents of title) evidencing obligations to Debtor, including those for or representing obligations for goods sold or leased and/or services rendered by Debtor;

     (d) all monies due or to become due to Debtor under all contracts, including those for the sale or lease of goods and/or performance of services by Debtor no matter how evidenced and whether or not earned by performance;

     (e) all accounts, receivables, accounts receivable, contract rights, and general intangibles arising as a result of Debtor's having paid accounts payable (or having had goods sold or leased to Debtor or services performed for Debtor giving rise to accounts payable) which accounts payable were paid for or were incurred by Debtor on behalf of any third parties pursuant to an agreement or otherwise;

     (f) all goods, the sale and delivery of which give rise to any of the foregoing, including any such goods which are returned to Debtor for credit;

                                   INVENTORY

     all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property of whatever nature now owned by Debtor or hereafter from time to time existing or acquired, wherever located and held for sale or lease, including those held for display or demonstration or out on lease or consignment, or furnished or to be furnished under contracts of service or used or usable or consumed or consumable in Debtor's business or which are finished or unfinished goods and all accessions and appurtenances thereto, together with all warehouse receipts and other documents evidencing any of the same and all containers, packing, packaging, shipping and similar materials;

                                   EQUIPMENT

     all goods, equipment, machinery, furnishings, fixtures, furniture, appliances, accessories, leasehold improvements (to the extent assignable), chattels and other articles of personal property of whatever nature (whether or not the same constitute fixtures) now owned by Debtor or hereafter acquired, and all component parts thereof and all appurtenances thereto;

                                     STOCK

     (i) all of the investment securities listed on Exhibit A, hereto attached and hereby made a part hereof;

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     (ii) all dividends (cash or otherwise), rights to receive dividends, stock dividends, dividends paid in stock, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, stock rights, rights to subscribe, voting rights, rights to receive securities, and all new securities and other Property which Debtor may hereafter become entitled to receive on account of the foregoing (Debtor hereby agreeing that in the event Debtor receives any such new securities, Debtor will immediately deliver the same to Secured Party to be held by Secured Party subject to the terms and provisions of this Agreement);

all accessions, appurtenances and additions to and substitutions for any of the foregoing; all products and proceeds of any of the foregoing; all renewals and replacements of any of the foregoing; and all accounts, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles relating to or arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Debtor or Secured Party in respect of any of the foregoing) and together with all general intangibles now owned by Debtor or existing or hereafter acquired, created or arising (whether or not related to any of the foregoing Property). All of the Properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein.

                                   ARTICLE 2
                             SECURED INDEBTEDNESS

     2.1 This Agreement is made to secure all of the following debt and obligations:

     (a) All debt now and hereafter evidenced by the Revolving Notes, which are in the aggregate maximum principal amount of $25,000,000.00 and have final payment due on October 31, 2000.

     (b) All obligations and Indebtedness of Debtor now or hereafter created or incurred under, or in connection with the Loan Agreement.

     (c) All other obligations, if any, undertaken by Debtor in any other place in this Agreement.

     (d) Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party or any Lender may advance or which Debtor may owe Secured Party or any Lender pursuant to this Agreement on account of Debtor's failure to keep, observe or perform any of the covenants of Debtor under this Agreement.

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     (e) All present and future debts and obligations under or pursuant to (i)
any Loan Documents now or in the future governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the debt evidenced by the Notes, including Interest Rate Risk Indebtedness approved in writing by the Majority Lenders and the Letter of Credit Liabilities or (ii) all supplements, amendments, restatements, renewals, extensions, rearrangements, increases, expansions or replacements of them.

     2.2 The term "Debt" means and includes all of the Indebtedness and other obligations described or referred to in Section 21. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Debtor or any other Person now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Debtor and each such other Person being herein called individually an "Obligor" and collectively, "Obligors") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other reasonable expenses incurred by Secured Party in enforcing any of the Loan Documents.

                                   ARTICLE 3
                        REPRESENTATIONS AND WARRANTIES

     Debtor represents and warrants as follows:

     (a) Debtor is the legal and equitable owner and holder of good and marketable title to the Collateral free of any adverse claim and free of any Lien except only for the Liens granted hereby and the Permitted Liens. Except for matters which have previously been released or which are to be released concurrently herewith, Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except as Secured Party may otherwise consent in writing.

     (b) Subject to Debtor's right to change its address in accordance with the provisions of this Agreement, the location of Debtor is the address set forth at the beginning of this Agreement; and in this regard, Debtor's location is defined to mean (i) Debtor's place of business if Debtor has only one such place of business or (ii) Debtor's chief executive office if Debtor has more than one place of business. All books and records of Debtor with regard to the Collateral are maintained and kept at such address of Debtor set forth at the beginning of this Agreement.

     (c) No part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

     (d) As of the date hereof, Debtor does not own, have any rights in or hold any registered trademarks, patents, applications for patents or licenses associated with any patent, except as disclosed in writing to Secured Party.

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     (e) Debtor has not changed its name within the last five (5) years.

     (f) Debtor's correct taxpayer identification number is set forth in the first paragraph of this Agreement.

     (g) The Collateral described in Article 1 under the heading "Stock" (the "Stock Collateral") is genuine, free from any restriction relating to the granting of Liens, duly and validly authorized and issued, enforceable in accordance with its terms, and fully paid, and is hereby duly and validly pledged and hypothecated to Secured Party in accordance with applicable law.

                                   ARTICLE 4
                                   COVENANTS

     4.1  Debtor covenants and agrees with Secured Party as follows:

     (a) Debtor shall furnish to Secured Party such instruments as may be reasonably required by Secured Party or any Lender to assure the transferability of any Collateral in accordance with this Agreement when and as often as may be reasonably requested by Secured Party or such Lender.

     (b) If (i) the validity or priority of this Agreement or of any material rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or (ii) if any legal proceedings are instituted with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any material defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings; and if an Event of Default has or would result, Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the material rights, titles, security interests and other interests created or evidenced hereby, and all reasonable and customary expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 42 of this Agreement.

     (c) Debtor will, on request of Secured Party or any Lender, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the Liens hereof and thereof any Property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party or any Lender to protect the security

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

interest hereunder against the rights or interests of third persons, and Debtor will pay all reasonable and customary costs connected with any of the foregoing.

     (d) Notwithstanding the security interest in proceeds granted herein, Debtor will not, except as otherwise expressly permitted herein or in the Loan Agreement, sell, lease, exchange, lend, rent, assign, license, transfer or otherwise dispose of, or pledge, hypothecate or grant any Lien in, or permit to exist any Lien against, all or any part of the Collateral or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the prior written consent of Secured Party. Except as provided by the Loan Agreement or as otherwise permitted herein, Debtor shall not, without the prior written consent of Secured Party, (i) acquire any such Collateral under any arrangement whereby the seller or any other Person retains or acquires any Lien in such Collateral or (ii) return or give possession of any such Collateral to any supplier or any other Person except in the ordinary course of business.

     (e) Debtor shall at all times keep accurate and complete records of the Collateral and its proceeds. Debtor shall, where applicable, at Debtor's own expense take all reasonable and appropriate steps to enforce the collection of the Collateral and items representing proceeds thereof.

     (f) Debtor will not change its taxpayer identification number, address, location, name, identity or, if applicable, structure unless Debtor shall have
(i) notified Secured Party of such change in writing at least thirty (30) days before the effective date of such change and (ii) taken such action, reasonably satisfactory to Secured Party, to have caused the Lien of Secured Party on behalf of Lenders in the Collateral to be at all times perfected and in full force and effect in the manner and to the extent set forth in the Loan Agreement.

     (g) Debtor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to the warranties, representations and agreements of Debtor under this Agreement. Upon reasonable request by Secured Party, Debtor will take reasonable steps to make written designation on the books and records of Debtor to reflect thereon the assignment to Secured Party of the Collateral covered by this Agreement; provided, however, that the failure of Debtor to make such a written designation shall not affect the rights of Secured Party to any of the Collateral.

     (h) If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party during the continuation of an Event of Default, immediately deliver any of the foregoing to Secured Party, appropriately endorsed to Secured Party's order and regardless of the form of endorsement, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest. After an Event of Default but prior to such delivery, such Collateral shall be held by Debtor in trust for the benefit of Secured Party and Lenders and subject to the Liens granted herein.

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

     (i) Debtor will not use, or allow the use of, the Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable any insurance then in force with respect thereto. Debtor will not do or suffer to be done any act outside its ordinary course of business whereby the value of any part of the Collateral may be lessened in any material respect.

     (j) Debtor agrees to provide, maintain and keep in force casualty, liability and other insurance for that portion of the Collateral which is tangible personal property as required by the Loan Agreement. To the extent any insurance policies covering any part of the Collateral, or any risk to or about the Collateral, are transferable, and subject to the consent and requirements of the applicable insurance companies or policies, foreclosure of this Agreement shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the Collateral and all claims thereunder arising from post-foreclosure events. To the extent such policies are transferable, and subject to the consent and requirements of the applicable insurance companies or policies, the successful bidder or bidders for any Collateral at any foreclosure, as their respective interests may appear, shall automatically accede to all of Debtor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the bill of sale to any such successful bidder mentions insurance. Unless Secured Party or Secured Party's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Secured Party, shall have no interest in such proceeds and Secured Party shall apply them, if and when collected, to the Debt in such order and manner as Secured Party shall then elect and remit any remaining balance to Debtor or to such other Person as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Secured Party at the foreclosure sale and are not actually received by Secured Party until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Debtor shall have no interest in them and shall receive no credit for them. Neither Secured Party nor any Lender shall have any duty to Debtor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance. If Secured Party or any Lender elects at any time or for any reason to purchase insurance relating to the Collateral, it shall have no obligation to cause Debtor or anyone else to be named as an insured, to cause Debtor's or anyone else's interests to be insured or protected or to inform Debtor or anyone else that his or its interests are uninsured or underinsured, and any such insurance shall be at Secured Party's or such Lender's sole cost.

     (k) The Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss at Debtor's locations as described in writing to Secured Party, where Secured Party may inspect it at any time, except for (i) its temporary removal in connection with its ordinary use, (ii) any removal to which Secured Party consents in writing in advance and (iii) dispositions permitted hereby or by the Loan Agreement.

     (l) The Collateral described in Article 1 under the caption "Equipment" will be used in the business of Debtor and its Subsidiaries.

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     (m)  Until the occurrence of an Event of Default which has not been cured or waived, Debtor may use the Collateral described in Article 1 under the caption "Inventory" in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease such Collateral in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Until the occurrence of an Event of Default which has not been cured or waived, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on the business of Debtor and its Subsidiaries.

     (n) Should any material part of the Collateral become in default, Debtor, at its sole expense, will promptly take all commercially reasonably necessary and proper efforts to effect the collection thereof, either through legal proceedings or otherwise, and if commercially reasonable, will proceed with the foreclosure of any Liens securing the same and with enforcement of any guaranties whereby payment of the same is guaranteed.

     4.2 If Debtor fails to comply with any of its agreements, covenants or obligations under this Agreement or any other Loan Document and such failure continues for 30 days after Secured Party has given Debtor written notice thereof, Secured Party (in Debtor's name or in Secured Party's own name as agent for the Lenders) may perform them or cause them to be performed for the account and at the expense of Debtor, but shall have no obligation to perform any of them or cause them to be performed. Any and all reasonable and customary, out-of-pocket expenses thus incurred or paid by Secured Party shall be Debtor's obligations to Secured Party due and payable on demand, or if no demand is sooner made, then they shall be due on or before four (4) years after the respective dates on which they were incurred, and each shall bear interest from the date Secured Party pays it until the date Debtor repays it to Secured Party, at the Past Due Rate. Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the Person receiving such payment. Any amounts owing by Debtor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the Default or a waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by this Agreement, the Loan Agreement, the Notes and the Loan Documents and of all rights given Secured Party by law.

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                                   ARTICLE 5
                    ASSIGNMENT OF PAYMENTS; CERTAIN POWERS
                        OF SECURED PARTY; VOTING RIGHTS

     5.1 During the continuation of an Event of Default, Debtor hereby authorizes and directs each account debtor and each other Person (a "Collateral Obligor") obligated to make payment in respect of any of the Collateral to pay over to Secured Party or its designee, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Debtor. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, during the continuation of an Event of Default:

     (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor; and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and (g);

     (b) to ask, demand, collect, receive, give receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party or any Lender under this Agreement or otherwise);

     (c) to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in partial payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the Liens created pursuant to this Agreement;

     (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

     (e) to sign the name of Debtor to financing statements, drafts against any Collateral Obligor, assignments or verifications of any of the Collateral and notices to any Collateral Obligor;

     (f) to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under

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any of the Loan Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

     (g) to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.

     5.2 Unless and until an Event of Default shall have occurred and be continuing, Debtor shall be entitled to exercise all voting and consensual powers and rights pertaining to the Stock Collateral or any part thereof for all purposes not inconsistent with the terms of this Agreement and, except as herein provided, shall be entitled to receive and retain all dividends on the Stock Collateral or any part thereof. During the continuation of an Event of Default, Secured Party shall have the right to the extent permitted by applicable law (but shall not be obligated to exercise such right), and Debtor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and give consents, ratifications and waivers, and take any other action with respect to any or all of the Stock Collateral with the same force and effect as if Secured Party were the owner thereof. All dividends in stock or Property representing stock, and all subscription warrants or any other rights or options issued in connection with the Stock Collateral, and all liquidating dividends or distributions or return of capital upon or in respect of the Stock Collateral or any part thereof, or resulting from any split, revision or reclassification of the Stock Collateral or any part thereof or received in exchange for the Stock Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to Secured Party, or if paid to or received by Debtor, shall, immediately upon receipt thereof, be paid over, transferred and delivered to Secured Party and shall be Stock Collateral pledged under and subject to the terms of this Agree ment.

     5.3 The powers conferred on Secured Party pursuant to this Article 5 are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party or any Lender to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Article 5 shall constitute a retention of Collateral in satisfaction of the indebtedness as provided for in Article 9 of the Uniform Commercial Code of Texas.

                                   ARTICLE 6
                               EVENTS OF DEFAULT

     An Event of Default under the Loan Agreement shall constitute an Event of Default under this Agreement.

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                                   ARTICLE 7
                         REMEDIES IN EVENT OF DEFAULT

     7.1 During the continuation of an Event of Default:

     (a) Secured Party shall have the option of declaring, without notice to any Person, all Debt to be immediately due and payable.

     (b) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING all claims for damages arising from or connected with any such taking, except as may be caused by the gross negligence, bad faith or willful misconduct of Secured Party) and of all books, records and accounts relating thereto and to exercise, without interference from Debtor, any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt. Before any sale, Secured Party may, at its option, complete the processing of any of the Collateral and/or repair or recondition the same to such extent as Secured Party may deem advisable. Secured Party may take possession of Debtor's premises to complete such processing, repairing and/or reconditioning, using the facilities and other Property of Debtor to do so, to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such Properties, or in processing, repairing and/or reconditioning the Collateral if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the Past Due Rate, all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this paragraph, neither Secured Party nor any Lender shall be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from any other act or omission of Secured Party or any Lender with respect to the Collateral unless such loss is caused by the gross negligence, willful misconduct or bad faith of Secured Party or any Lender, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

     (c) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange (with or without appraisal or having the Collateral at the place of sale) for cash and at such price or prices as Secured Party may deem best, and Secured Party or any Lender may be the purchaser of any and all of the Collateral so sold and Secured Party may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Secured Party is authorized at any such sale, if Secured Party deems it advisable or is required by applicable law so to do, (i) to restrict the prospective bidders on or purchasers of any of the Stock Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of any of the Stock Collateral, (ii) to cause to be placed on certificates for any or all of the Stock Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and
(iii) to impose such other limitations or conditions in connection with any such sale as Secured Party deems necessary or advisable in order to comply with said Act or any other applicable law. In any such public or private sale, each Lender if bidding for its own account or for its own account and the accounts of other Lenders is prohibited from including in the amount of its bid an amount to be applied as a credit against its Note or the Notes of the other Lenders; instead, such Lender must bid in cash only. However, in any such public or private sale, Secured Party may (but shall not be obligated to) submit a bid for all Lenders (including itself) in the form of a credit against the Debt owed to all of the Lenders, and Secured Party or its designee may (but shall not be obligated to) accept title to Property purchased at such public or private sale for and on behalf of all Lenders. Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party deems necessary or advisable in order that any such sale may be made in compliance with applicable law. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Debtor written notice at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice shall be personally delivered or mailed, postage prepaid, at least ten (10) calendar days before the date fixed for a public sale, or at least (10) calendar days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice, in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. In case of sale at broker's board or on a securities exchange, such notice shall state the board or exchange at which such sale is to be made and the day on which the Collateral or that portion thereof so being sold will first be offered for sale at such board or exchange. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each Obligor, to the extent applicable, shall remain liable for any deficiency.

     (d) Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies:

          (i) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          (ii) it shall not be necessary that Secured Party or any Lender take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

          (iii) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable and customary, out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling, leasing, licensing, sublicensing and the like and the reasonable and customary out-of-pocket attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

          (iv) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the Liens created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

          (v) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

          (vi) any and all statements of fact made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder shall be taken as rebuttable evidence of the truth of the facts so stated; and

          (vii) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

          (viii) demand of performance, advertisement and presence of Property at sale are hereby WAIVED and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. Except as provided herein or in any other Loan Document, all demands and presentments of any kind or nature are expressly WAIVED by Debtor. Debtor WAIVES the right to require Secured Party or any Lender to pursue any other remedy for the benefit of Debtor and agrees that Secured Party or any Lender may proceed against any Obligor for the amount of the Debt owed to Secured Party or any Lender without taking any action against any other Obligor or any other Person and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

     7.2 All remedies expressly provided for in this Agreement are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting Secured Party or any Lender, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     7.3 Secured Party or any Lender may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party or such Lender, as the case may be, in its sole discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

     7.4 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any stay, extension or redemption; and Debtor, for Debtor and for any and all Persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, stay of execution, notice of intention to mature or to declare due the whole of the Debt, notice of election to mature or to declare due the whole of the Debt and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                                   ARTICLE 8
                             ADDITIONAL AGREEMENTS

     8.1 Subject to the automatic reinstatement provisions of Section 8.22 below, upon full satisfaction of the Debt and final termination of each Lender's Revolving Loan Commitment, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and upon written request by Debtor such security interest shall be released by Secured Party in due form and at Debtor's cost.

     8.2 Secured Party or any Lender may waive any default without waiving any other prior or subsequent default. Secured Party or any Lender may remedy any default without waiving the default remedied. The failure by Secured Party or any Lender to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party or any Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party (and, if required by Section 11.5 of the Loan Agreement, the Lenders), and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances. Acceptance by Secured Party or any Lender of any payment in an amount less than the amount then due on the Debt shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

     8.3 Subject to Section 11.5 of the Loan Agreement, Secured Party may at any time and from time to time in writing (a) waive compliance by Debtor with any covenant herein made by Debtor to the extent and in the manner specified in such writing; (b) consent to Debtor's doing any act which hereunder Debtor is prohibited from doing, or consent to Debtor's failing to do any act which hereunder Debtor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Collateral, or any interest therein, from the security interest of this Agreement; or (d) release any Person liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other Person. No such act shall in any way impair the rights of Secured Party or any Lender hereunder except to the extent specifically agreed to by Secured Party or such Lender in such writing.

     8.4 Neither Secured Party nor any Lender shall be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

     8.5 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

     8.6 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges.

     8.7 In the event the ownership of the Collateral or any part thereof becomes vested in a Person other than Debtor, Secured Party and each Lender may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party or any Lender and no extension of the time for the payment of the Debt given by Secured Party or any

Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the Debt or the liability of any other Obligor for the payment of the Debt, except as agreed to in writing by Secured Party or as expressly provided in the Loan Agreement.

     8.8 Any other or additional security taken for the payment of any of the Debt shall not in any manner affect the security given by this Agreement.

     8.9 To the extent that proceeds of the Debt are used to pay indebtedness secured by any outstanding Lien against the Collateral, such proceeds have been advanced by Lenders at Debtor's request, and Secured Party, on behalf of Lenders, shall be subrogated to any and all rights and Liens owned by any owner or holder of such outstanding Lien, irrespective of whether said Lien is released.

     8.10 If any part of the Debt cannot be lawfully secured by this Agreement, or if the Liens of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

     8.11 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder.

     8.12 Subject to Section 11.5 of the Loan Agreement, this Agreement shall not be changed orally but shall be changed only by agreement in writing signed by Debtor and Secured Party. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Agreement.

     8.13 Any notice, request or other communication required or permitted to be given hereunder shall be given as provided in the Loan Agreement.

     8.14 This Agreement shall be binding upon Debtor, and the trustees, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.

     8.15 If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Secured Party for having bargained for and obtained it.

     8.16 Secured Party and each Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party or any Lender to comply with such request shall not of itself be deemed a failure to have exercised reasonable care, and no failure of Secured Party or any Lender to take any action so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Neither Secured Party nor any Lender shall be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party or any Lender to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Debt or to hold the same for the account and order of Debtor.

     8.17 In the event Debtor instructs Secured Party or any Lender, in writing or orally, to deliver any or all of the Collateral to a third Person, and Secured Party or any Lender agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's or such Lender's agreement, whether or not they are specifically mentioned to Debtor at the time of such agreement: (i) Neither Secured Party nor any Lender shall assume any responsibility for checking the genuineness or authenticity of any Person purporting to be a messenger, employee or representative of such third Person to whom Debtor has directed Secured Party or any Lender to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by such Person; (ii) Debtor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral; (iii) Secured Party's and Lender's sole responsibility will be to deliver the Collateral to the Person purporting to be such third Person described by Debtor, or a messenger, employee or representative thereof; and (iv) Secured Party and Debtor hereby expressly agree that the foregoing actions by Secured Party or any Lender shall constitute reasonable care.

     8.18 The pronouns used in this Agreement are in the masculine and neuter genders but shall be construed as feminine, masculine or neuter as occasion may require. "Secured Party", "Obligor" and "Debtor" as used in this Agreement include the heirs, devisees, executors, administrators, personal representatives, trustees, beneficiaries, conservators, receivers, successors and assigns of those parties.

     8.19 The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement. Terms used in this Agreement which are defined in the Texas Uniform Commercial Code are used with the meanings as therein defined. Wherever the term "including" or a similar term is used in this Agreement, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept referred to."

     8.20 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

     8.21 Debtor agrees that, if at any time all or any part of any payment previously applied by Secured Party or any Lender to the Debt is or must be returned by Secured Party or any Lender--or recovered from Secured Party or any Lender--for any reason (including the order of any bankruptcy court), this Agreement shall automatically be reinstated to the same effect, as if the prior application had not been made. Debtor hereby agrees to indemnify Secured Party and Lenders against, and to save and hold Secured Party and Lenders harmless from any required return by Secured Party or any Lender--or recovery from Secured Party or any Lender--of any such payments because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

     8.22 This Agreement and the other Loan Documents embody the entire agreement and understanding between Secured Party and Debtor with respect to their subject matter and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Debtor acknowledges and agrees there is no oral agreement between Debtor and Secured Party which has not been incorporated in this Agreement and the other Loan Documents.

     8.23 Secured Party may from time to time and at any time, without any necessity for any notice to or consent by Debtor or any other Person, release all or any part of the Collateral from the Liens created pursuant to of this Agreement, with or without cause, including as a result of any determination by Secured Party that the Collateral or any portion thereof contains or has been contaminated by or releases or discharges any hazardous or toxic waste, material or substance.

     EXECUTED as of the date first set forth above.

                              "DEBTOR"

                              BOOTS & COOTS INTERNATIONAL WELL
                              CONTROL, INC., a Delaware corporation


                              By:
                                 ---------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------

                              "SECURED PARTY"

                              COMERICA BANK-TEXAS, as Agent


                              By:
                                 ---------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------


Exhibit A - Stock (With Percentage of Issuer's Equity Pledged)